UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 10, 2002

CDRJ INVESTMENTS (LUX) S.A.
(Exact name of registrant as specified in its charter)

Luxembourg (State or other jurisdiction of incorporation)	333-62989 (Commission File No.)	98-0185444 (IRS Employee Identification No.)

174 Route de Longwy
L-1940 Luxembourg
Luxembourg
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (352) 226027

Item 4. Changes in Registrant’s Certifying Accountant.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 16.1

Item 4. Changes in Registrant’s Certifying Accountant.

     On June 25, 2002, Deloitte & Touche LLP (“Deloitte”) advised CDRJ Investments (Lux) S.A. (“CDRJ” or the “Parent”) and its subsidiaries (together with CDRJ, the “Company”) that, for the reason described below, Deloitte no longer considers itself independent with respect to the Company. In light of this determination by Deloitte, at a meeting held on July 10, 2002, upon the recommendation of the Audit Committee, the Board of Directors of CDRJ determined to dismiss Deloitte as the Company’s auditors, subject to the approval of CDRJ’s shareholders. Clayton, Dubilier & Rice Fund V Limited Partnership (“Fund V”), a Cayman Islands exempted limited partnership managed by Clayton, Dubilier & Rice, Inc., and the holder of an approximately 92.51% common stock interest in CDRJ, has informed the Company that it intends to vote in favor of the dismissal of Deloitte. The Company is currently engaged in a process to select a new firm as its independent auditor.

     The Parent, a Luxembourg société anonyme, Jafra Cosmetics International, Inc., a Delaware corporation, Jafra Cosmetics International, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States, and certain other subsidiaries of the Parent were organized by Fund V. Because of a recent independence issue between Deloitte and Riverwood Holding, Inc., an entity in which Fund V holds an approximately 29.7% common stock interest, Deloitte has advised CDRJ that it no longer considers itself independent with respect to the Company.

     Deloitte’s determination with respect to its independence does not affect its reports on the Company’s consolidated financial statements for any past fiscal year or its reviews of the Company’s interim condensed consolidated financial statements for any previous quarterly period. Deloitte’s report on the Company’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During each of the Company’s two most recent fiscal years and the subsequent interim period through July 10, 2002, there was (i) no disagreement with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years; and (ii) no reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

     CDRJ has provided Deloitte with a copy of the foregoing disclosures. Attached as Exhibit 16.1 to this Form 8-K is a copy of Deloitte’s letter to the Securities and Exchange Commission, dated July 11, 2002, concerning such statements.

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Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit 16.1. Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated July 11, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDRJ INVESTMENTS (LUX) S.A.
Date: July 11, 2002
	By:	/s/ Michael A. DiGregorio
Name: Michael A. DiGregorio Title: Senior Vice President and Chief Financial Officer

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